SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 28, 2014

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction

of incorporation)

0-30106	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2014, Pacific Continental Corporation (the “Company” or “PCBK”) and its subsidiary Pacific Continental Bank (the “Bank”), extended the term under the Employment Agreements dated November 9, 2007 with Hal Brown, Chief Executive Officer and Roger Busse, President and Chief Operating Officer, respectively, by one year to April 30, 2017. The term extensions occurred according to the annual renewal procedures set forth in the agreements, which provide that each year the executives may propose a one-year term extension to the Board of Directors of the Company and the Bank in order to re-set to the original three-year term. The Board then determines whether to accept the extension proposal. The term extensions do not increase potential severance benefits payable under the agreements. Other than Messrs. Brown and Busse, no executive has an employment agreement with the Company or the Bank.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting was held on April 28, 2014. There were 17,862,840 shares outstanding and entitled to vote at the Annual Meeting; of those shares, 14,719,477 were voted in person or by proxy. The following matters were voted upon at the Annual Meeting:

1.	Proposal No. 1, the election of nine nominees to the Board of Directors to serve as directors until the 2015 Annual Meeting or until their successors have been elected and qualified;

2.	Proposal No. 2, an advisory (non-binding) vote on executive compensation;

3.	Proposal No. 3, ratification of appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2014.

The following is a summary of the voting results for the matters voted upon by the shareholders at the annual meeting.

Proposal No. 1 - Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes

Robert Ballin	12,474,405	218,522	2,026,550

Hal Brown	12,411,010	281,917	2,026,550

Michael Heijer	12,420,345	272,582	2,026,550

Michael Holzgang	12,405,777	287,150	2,026,550

Judith Johansen	12,453,378	239,549	2,026,550

Donald Krahmer	12,405,977	286,950	2,026,550

Donald Montgomery	12,464,221	228,706	2,026,550

Jeffrey Pinneo	12,425,878	267,049	2,026,550

John Rickman	12,397,352	295,575	2,026,550

Proposal No. 2 - Advisory (non-binding) Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,117,128	359,236	216,563	2,026,550

Proposal No. 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
14,577,643	86,481	55,353

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2014

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Michael A. Reynolds
Michael A. Reynolds
Executive Vice President
Chief Financial Officer

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